Exhibit 99.1
For Immediate Release
SPECTRUM GROUP INTERNATIONAL, INC.
ANNOUNCES FISCAL 2008 FINANCIAL RESULTS
Irvine, CA, June 30, 2009 – Spectrum Group International, Inc. (SPGZ.PK) today announced financial results for its fiscal year ended June 30, 2008.
For the 2008 fiscal year, the Company’s operating revenues were approximately $2.864 billion, including $2.681 billion from its trading segment and $183.4 million from its collectibles segment. Net loss for the year was ($14.6) million, or ($0.52) per share, and pre-tax loss was ($12.7) million.
Greg Roberts, President and Chief Executive Officer, commented, “While we clearly have work to do in managing our costs, we are pleased with the Company’s operating performance in fiscal 2008. The trading and collectibles segments combined generated $8.6 million in segment operating income. Our adjusted pre-tax income (a non-GAAP financial measure) for fiscal 2008 was $4.0 million, excluding $12.9 million in non-recurring charges, consisting of $10.2 million in legal and settlement expenses associated with the shareholder litigation, $1.9 million in legal and accounting expenses incurred in connection with the Company’s re-audit of its historical financial statements and $742,000 in legal costs associated with the Securities and Exchange Commission investigation. The adjusted pre-tax income also excludes $562,000 in stock-based compensation expense and $3.2 million in unrealized foreign exchange losses related primarily to euro denominated loans payable to wholly-owned foreign subsidiaries.”
Executive Chairman Antonio Arenas stated, “We are continuing to work on our audits for fiscal 2009 and prior years and are seeking to become current in our SEC filings as soon as possible. As we put the challenges of our past behind us, we are re-focusing our attention on the fundamentals of our business, and looking to position ourselves for growth in this challenging economic environment.”
See Appendix B for an explanation of the non-GAAP financial measures used in this release.
More information regarding the Company’s financial results for fiscal 2008 is set forth in the Company’s Report on Form 8-K, as filed with the Securities and Exchange Commission.
About Spectrum Group International, Inc.
Spectrum Group is a consolidated global collectibles network. The Company is a leading auctioneer of stamps, coins, arms, armor and militaria, and other memorabilia, targeting both collectors and dealers. Spectrum is also a merchant/dealer of certain collectibles and trader of precious metals. The Company’s collectibles offerings span the modest to ultra high-end price spectrum. Spectrum conducts its operations in two business segments: collectibles and trading.

Spectrum Group’s collectibles companies focused on philately are auction houses H.R. Harmer of Irvine, California, Corinphila Auktionen of Zurich, Switzerland, Heinrich Köhler Auktionshaus of Wiesbaden, Germany, and John Bull Stamp Auctions, Ltd of Hong Kong. Spectrum Group’s collectibles companies in the numismatics field include Bowers and Merena Auctions (rare coin and currency auction house), Ponterio & Associates (world and ancient coins and currency auction house), Teletrade (online coin auctions) and Spectrum Numismatics International (wholesale rare coin dealer), all based in Irvine, California. Spectrum Group also owns Greg Martin Auctions, which is engaged in the sale by auction of antique firearms, armor and militaria.
The trading activities of Spectrum Group are conducted through A-Mark Precious Metals, one of the largest private sellers of bullion coins and bullion gold, silver and platinum to the wholesale marketplace. A-Mark’s subsidiary Collateral Finance Corporation, which is the Official Numismatic Lender of the American Numismatic Association, provides financing on a wide array of bullion and numismatic products.
SAFE HARBOR STATEMENT
Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ are identified in our public filings with the Securities and Exchange Commission (SEC), and include the fact that we have disclosed that you should not rely upon our previously published financial statements and the fact that we have not filed all of our reports required by the Securities Exchange Act of 1934. More information about factors that could affect our business and financial results included in our public filings with the SEC, which are available on the SEC’s website located at www.sec.gov.
The words “should,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Additionally, any statements related to future improved performance and estimates of revenues and earnings per share are forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.
Contact:
Spectrum Group International, Inc.
Thor Gjerdrum
Chief Financial Officer
thor@amark.com
310-587-1414
Financial Tables Follow

Appendix A
SPECTRUM GROUP INTERNATIONAL, INC.
(formerly Escala Group, Inc. and Greg Manning Auctions, Inc.)
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

For the Year Ended June 30,
2008
Revenues:
Sales of precious metals	$2,681,031
Collectibles revenues:
Sales of Inventory	155,661
Auction commissions earned	27,798

Total revenue	2,864,490

Cost of sales:
Cost of precious metals sold	2,669,580
Cost of collectibles sold	138,179

Total cost of sales	2,807,759

Operating expenses:
General and administrative	42,200
Salaries and wages	12,991
Depreciation and amortization	1,911
Litigation settlement	9,020

Total operating expenses	66,122

Operating loss	(9,391)

Interest and other income (expense):
Interest income	3,504
Interest expense	(3,683)
Other income (expense), net	80
Loss on foreign currency translation	(3,251)

Interest and other income (expense)	(3,350)

Loss before income taxes and minority interest	(12,741)
Income taxes	(1,230)
Minority interests	(673)

Net loss	$(14,644)

Basic loss per share:	$(0.52)

Diluted loss per share:	$(0.52)

Weighted average shares outstanding:
Basic and diluted	28,138

SPECTRUM GROUP INTERNATIONAL, INC.
(formerly Escala Group, Inc. and Greg Manning Auctions, Inc.)
CONSOLIDATED BALANCE SHEET
(in thousands, except per share amounts)

June 30,
2008
ASSETS
Current assets:
Cash and cash equivalents	$35,860
Accounts receivable and consignor advances, net — collectibles operations	7,014
Receivables and secured loans, net — trading operations	24,499
Income taxes receivable	3,725
Litigation settlement receivable	5,975
Inventory, net	130,653
Deferred income taxes	189
Prepaid expenses and other assets	4,355

Total current assets	212,270

Long term inventory, net	297
Property and equipment, net	1,767
Real estate held for sale	1,640
Goodwill	6,525
Other purchased intangibles, net	8,673
Other assets	108

Total assets	$231,280

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, customer deposits and consignor payables	28,195
Liability on borrowed metals	18,789
Accrued expenses and other current liabilities	15,737
Accrued litigation settlement	14,995
Income taxes payable	2,232
Line of credit	65,747
Other current liabilities	454

Total current liabilities	146,149
Deferred Tax Liability	2,592

Total liabilities	148,741

Minority interest	6,315

Commitments, contingencies and subsequent events

Stockholders’ Equity:
Preferred Stock, $.01 par value, authorized 10,000 shares; issued and outstanding: none	—
Common Stock, $.01 par value, authorized 40,000 shares; issued and outstanding: 28,209	282
Additional paid-in capital	232,123
Accumulated other comprehensive income	13,141
Accumulated deficit	(169,322)

Total stockholders’ equity	76,224

Total liabilities and stockholders’ equity	$231,280

Appendix B
GAAP TO NON-GAAP RECONCILIATIONS
GAAP refers to generally accepted accounting principles in the United States of America. In this release, financial measures are presented in accordance with GAAP and also on a non-GAAP basis. Management believes that the use of these non-GAAP financial measures (specifically, “adjusted pre-tax income”) enables management and investors to evaluate, and compare from period to period, the Company’s results from operations in a more meaningful and consistent manner. A reconciliation of GAAP to non-GAAP financial measures is included below (all figures in thousands of dollars).

June 30,
2008
GAAP pre-tax loss	$(12,741,000)

Adjustments:
Settlement expenses associated with shareholder litigation	9,020,000
Legal costs associated with SEC investigation	743,000
Legal and accounting incurred in re-audit of historical financial statements	1,955,000
Legal expenses associated with shareholder litigation	1,221,000

Sub total	12,939,000

Other Charges:
Stock based compensation expense	563,000
Unrealized Foreign Exchange loss	3,251,000

Sub total	3,814,000

Total adjustments to GAAP pre-tax loss	16,753,000

Adjusted pre-tax income	$4,012,000